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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2008


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     001-15081                  94-1234979
________________________      ________________________      ___________________
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                            Identification No.)


                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


     (b) RESIGNATION OF DIRECTOR. Shigemitsu Miki announced his resignation as Director of UnionBanCal Corporation effective December 18, 2008.


     (d) ELECTION OF DIRECTOR. Mr. Nobuo Kuroyanagi was elected a Director of UnionBanCal Corporation effective December 18, 2008. Since April 2008, Mr. Kuroyanagi has served as Chairman of The Bank of Tokyo-Mitsubishi UFJ, Ltd. He has served as President & CEO of Mitsubishi UFJ Financial Group, Inc. since October 2005. From January 2006 to March 2008, Mr. Kuroyanagi served as President of The Bank of Tokyo-Mitsubishi UFJ, Ltd. From June 2004 to December 2005, Mr. Kuroyanagi served as President of The Bank of Tokyo-Mitsubishi, Ltd. From June 2004 to September 2005, Mr. Kuroyanagi served as President & CEO of Mitsubishi Tokyo Financial Group, Inc. From June 2002 to June 2004, Mr. Kuroyanagi served as Deputy President of The Bank of Tokyo-Mitsubishi, Ltd.


     Mr. Yoshiaki Kawamata was elected a Director of UnionBanCal Corporation and Union Bank of California, N.A. effective December 18, 2008. Since April 2008, Mr. Kawamata has served as Senior Managing Executive Officer and Chief Executive Officer for the Americas of The Bank of Tokyo-Mitsubishi UFJ, Ltd., and Resident Managing Officer for the United States of Mitsubishi UFJ Financial Group, Inc. From January 2006 until March 2008, Mr. Kawamata served as Managing Executive Officer and Deputy Chief Executive, Global Business Unit of The Bank of Tokyo-Mitsubishi UFJ, Ltd. Prior to January 2006, Mr. Kawamata held the following positions with UFJ Bank Limited: Executive Officer, Tokyo Corporate Banking Office III, V & Financial Institutions Office from January 2002 to May 2002; Senior Executive Officer, Tokyo Corporate Banking Office I-V & Financial Institutions Office from May 2002 to June 2002, Senior Executive Officer, Tokyo Corporate Banking Office I, IV, V & Financial Institutions Office from June 2002 to May 2004, Senior Executive Officer, Credit Administration from May 2004 to April 2005, Senior Executive Officer in charge of Eastern Japan area from April 2005 to September 2005 and Senior Executive Officer in charge of Eastern Japan area and Deputy Head of Global Banking & Trading Division from September 2005 to December 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 15, 2008


                                       UNIONBANCAL CORPORATION


                                       By: /s/ MORRIS W. HIRSCH
                                           _____________________________________
                                               Morris W. Hirsch
                                               SEVP, General Counsel & Secretary
                                               (Duly Authorized Officer)














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